First Quarter 2013

THE PLACE. THE PEOPLE.
THE PORTFOLIO.

Recently renovated lobby of downtown office building 1220 19th Street, which received LEED EB Gold Certification.

Supplemental Operating and Financial Data
Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights First Quarter 2013

Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, retail, and multifamily properties and land for development.

In the first quarter WRIT sold The Atrium Building, an 80,000 square foot office building in Rockville, Maryland, for $15.75 million and a net book gain of $3.2 million. The property was built in 1980 and acquired by WRIT in 2002. WRIT achieved an unleveraged internal rate of return of 11% over the ten year holding period.

WRIT repaid its $60 million 5.125% unsecured notes using proceeds from a draw on its line of credit. WRIT also prepaid without penalty the West Gude 5.855% mortgage note for $30.0 million, funded by cash and a draw on its line of credit. As of March 31, 2013, WRIT's line of credit balance was $70 million.

In the first quarter and subsequent to quarter end, WRIT announced the hiring of two Division Heads: Paul S. Weinschenk as Managing Director and Vice President, Head of Retail Division, and Edward J. Murn, IV as Managing Director, Head of Residential Division. Both will be responsible for overseeing the operations, investment and development of their respective divisions.

WRIT signed commercial leases totaling 387,656 square feet, including 127,295 square feet of new leases and 260,361 square feet of renewal leases. New leases had an average rental rate increase of 22.1% over expiring lease rates on a GAAP basis, an average lease term of 7.9 years, and total concessions of $65.45 per square foot. Renewal leases had an average rental rate increase of 6.7% over expiring lease rates on a GAAP basis, an average lease term of 3.3 years, and total concessions of $7.22 per square foot.

As of March 31, 2013, WRIT owned a diversified portfolio of 69 properties totaling approximately 8 million square feet of commercial space and 2,540 residential units, and land held for development. These 69 properties consist of 25 office properties, 17 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights First Quarter 2013

Net Operating Income Contribution by Sector - First Quarter 2013

Medical Office,
14.0%
(1.3 million sq ft)
Retail,
20.6%
(2.4 million sq ft)
Multifamily,
15.9%
(2,540 units)
Office,
49.5%
(4.8 million sq ft)
Pharmacy
Harris Teeter

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2012 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
OPERATING RESULTS	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Real estate rental revenue	$76,924	$77,071	$77,108	$75,590	$75,214
Real estate expenses	(27,091)	(25,791)	(26,901)	(25,033)	(25,551)
	49,833	51,280	50,207	50,557	49,663
Real estate depreciation and amortization	(25,524)	(26,131)	(26,127)	(25,227)	(25,582)
Income from real estate	24,309	25,149	24,080	25,330	24,081
Interest expense	(16,518)	(17,411)	(15,985)	(15,470)	(15,831)
Other income	239	242	237	252	244
Acquisition costs	(213)	(90)	164	(254)	(54)
Real estate impairment	—	(2,097)	—	—	—
General and administrative	(3,862)	(4,545)	(3,173)	(4,164)	(3,606)
Income from continuing operations	3,955	1,248	5,323	5,694	4,834
Discontinued operations:
Income from operations of properties sold or held for sale	185	310	514	314	347
Gain on sale of real estate	3,195	1,400	3,724	—	—
Income from discontinued operations	3,380	1,710	4,238	314	347

Net income	$7,335	$2,958	$9,561	$6,008	$5,181
Per Share Data:
Net income	$0.11	$0.04	$0.14	$0.09	$0.08
Fully diluted weighted average shares outstanding	66,519	66,416	66,379	66,380	66,328
Percentage of Revenues:
Real estate expenses	35.2%	33.5%	34.9%	33.1%	34.0%
General and administrative	5.0%	5.9%	4.1%	5.5%	4.8%
Ratios:
Adjusted EBITDA / Interest expense	2.8x	2.7x	3.0x	3.1x	3.0x
Income from continuing operations/Total real estate revenue	5.1%	1.6%	6.9%	7.5%	6.4%
Net income /Total real estate revenue	9.5%	3.8%	12.4%	7.9%	6.9%
Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets (In thousands) (Unaudited)

	3/31/2013		12/31/2012		9/30/2012		6/30/2012		3/31/2012
Assets
Land	$483,198		$483,198		$483,198		$483,199		$465,445
Income producing property	1,988,929		1,979,348		1,966,032		1,953,160		1,912,395
	2,472,127		2,462,546		2,449,230		2,436,359		2,377,840
Accumulated depreciation and amortization	(625,774)		(604,614)		(583,706)		(563,036)		(542,322)
Net income producing property	1,846,353		1,857,932		1,865,524		1,873,323		1,835,518
Development in progress, including land held for development	52,906		49,135		48,106		45,928		44,236
Total real estate held for investment, net	1,899,259		1,907,067		1,913,630		1,919,251		1,879,754
Investment in real estate held for sale, net	—		11,528		18,264		27,076		27,475
Cash and cash equivalents	16,743		19,324		68,403		14,367		17,809
Restricted cash	10,804		14,582		19,615		19,632		21,722
Rents and other receivables, net of allowance for doubtful accounts	59,429		57,076		57,704		56,861		54,089
Prepaid expenses and other assets	109,885		114,541		120,486		115,192		114,279
Other assets related to properties sold or held for sale	—		258		693		1,292		1,418
Total assets	$2,096,120		$2,124,376		$2,198,795		$2,153,671		$2,116,546
Liabilities
Notes payable	$846,323		$906,190		$906,058		$607,653		$657,562
Mortgage notes payable	312,396		342,970		398,511		420,898		422,091
Lines of credit	70,000		—		—		221,000		109,000
Accounts payable and other liabilities	57,523		52,823		54,916		54,304		57,408
Advance rents	15,203		16,096		13,829		15,104		14,965
Tenant security deposits	9,849		9,936		9,771		9,671		8,810
Other liabilities related to properties sold or held for sale	—		218		4,646		4,826		4,991
Total liabilities	1,311,294		1,328,233		1,387,731		1,333,456		1,274,827
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	665		664		662		662		662
Additional paid-in capital	1,146,683		1,145,515		1,143,554		1,142,391		1,141,062
Distributions in excess of net income	(366,821)		(354,122)		(337,151)		(326,714)		(303,815)
Total shareholders' equity	780,527		792,057		807,065		816,339		837,909
Noncontrolling interests in subsidiaries	4,299		4,086		3,999		3,876		3,810
Total equity	784,826		796,143		811,064		820,215		841,719
Total liabilities and equity	$2,096,120		$2,124,376		$2,198,795		$2,153,671		$2,116,546
Total Debt / Total Market Capitalization	0.40	:1	0.42	:1	0.42	:1	0.40	:1	0.38	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Funds from operations(1)
Net income	$7,335	$2,958	$9,561	$6,008	$5,181
Real estate depreciation and amortization	25,524	26,131	26,127	25,227	25,582
Discontinued operations:
Gain on sale of real estate	(3,195)	(1,400)	(3,724)	—	—
Real estate depreciation and amortization	—	—	91	364	412
Funds from operations (FFO)	29,664	27,689	32,055	31,599	31,175
Real estate impairment	—	2,097	—	—	—
Severance expense	(183)	1,583	—	—	—
Acquisition costs	213	90	(164)	254	54
Core FFO (1)	$29,694	$31,459	$31,891	$31,853	$31,229

Allocation to participating securities(2)	(120)	(93)	(125)	(176)	(188)

FFO per share - basic	$0.44	$0.42	$0.48	$0.47	$0.47
FFO per share - fully diluted	$0.44	$0.42	$0.48	$0.47	$0.47
Core FFO per share - fully diluted	$0.44	$0.47	$0.48	$0.48	$0.47

Common dividend per share	$0.30	$0.30	$0.30	$0.43375	$0.43375

Average shares - basic	66,393	66,273	66,246	66,241	66,194
Average shares - fully diluted	66,519	66,416	66,379	66,380	66,328
(1) See "Supplemental Definitions" on page 29 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Funds available for distribution(1)
FFO	$29,664	$27,689	$32,055	$31,599	$31,175
Tenant improvements	(3,975)	(4,901)	(5,216)	(2,357)	(4,066)
Leasing commissions and incentives	(2,606)	(2,334)	(2,144)	(2,122)	(2,557)
Recurring capital improvements	(721)	(1,414)	(1,362)	(2,992)	(1,539)
Straight-line rent, net	(343)	(738)	(847)	(688)	(992)
Non-cash fair value interest expense	254	253	216	229	228
Non-real estate depreciation and amortization	958	911	987	948	1,008
Amortization of lease intangibles, net	41	41	(32)	(3)	—
Amortization and expensing of restricted share and unit compensation	1,018	1,842	1,206	1,333	1,405
Real estate impairment	—	2,097	—	—	—
Funds available for distribution (FAD)	24,290	23,446	24,863	25,947	24,662
Non-share-based severance expense	—	850	—	—	—
Acquisition costs	213	90	(164)	254	54
Core FAD (1)	$24,503	$24,386	$24,699	$26,201	$24,716

Allocation to participating securities(2)	(120)	(93)	(125)	(176)	(188)

FAD per share - basic	$0.36	$0.35	$0.37	$0.39	$0.37
FAD per share - fully diluted	$0.36	$0.35	$0.37	$0.39	$0.37
Core FAD per share - fully diluted	$0.37	$0.37	$0.37	$0.39	$0.37

Common dividend per share	$0.30	$0.30	$0.30	$0.43375	$0.43375

Average shares - basic	66,393	66,273	66,246	66,241	66,194
Average shares - fully diluted	66,519	66,416	66,379	66,380	66,328
(1)  See "Supplemental Definitions" on page 29 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Adjusted EBITDA (1)

Net income	$7,335	$2,958	$9,561	$6,008	$5,181
Add:
Interest expense, including discontinued operations	16,518	17,481	16,049	15,533	15,895
Real estate depreciation and amortization, including discontinued operations	25,524	26,131	26,218	25,591	25,994
Income tax expense	—	57	17	158	13
Real estate impairment	—	2,097	—	—	—
Non-real estate depreciation	196	131	254	261	268
Less:
Gain on sale of real estate	(3,195)	(1,400)	(3,724)	—	—
Adjusted EBITDA	$46,378	$47,455	$48,375	$47,551	$47,351

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis (In thousands, except per share data)

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Balances Outstanding

Secured
Conventional fixed rate (1)	$312,396	$342,970	$402,857	$425,268	$426,485
Unsecured
Fixed rate bonds and notes	846,323	906,190	906,058	607,653	657,562
Credit facility	70,000	—	—	221,000	109,000
Unsecured total	916,323	906,190	906,058	828,653	766,562
Total	$1,228,719	$1,249,160	$1,308,915	$1,253,921	$1,193,047

Average Interest Rates

Secured
Conventional fixed rate (1)	6.1%	6.1%	6.0%	5.9%	5.9%
Unsecured
Fixed rate bonds	4.9%	4.9%	4.9%	5.4%	5.4%
Credit facilities	1.4%	—%	—%	1.3%	0.9%
Unsecured total	4.7%	4.9%	4.9%	4.3%	4.7%
Average	5.0%	5.3%	5.3%	4.9%	5.2%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $3.3 million and $3.7 million, respectively.

(1) Prior quarter balances include the $4.3 million mortgage note payable secured by Plumtree Professional Center, a property we sold on December 20, 2012 which has been reclassified to 'Other liabilities related to properties sold or held for sale'. We repaid this mortgage note payable without penalty on December 11, 2012.

Long Term Debt Maturities (In thousands, except per share amounts)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2013	—	—	—	—
2014	—	100,000	—	100,000	5.3%
2015	18,510	150,000	10,000	178,510	5.2%
2016	131,765	—	60,000	191,765	4.4%
2017	101,866	—	—	101,866	7.3%
2018	—	—	—	—
2019	31,280	—	—	31,280	5.4%
2020	—	250,000	—	250,000	5.1%
2021	—	—	—	—
2022	—	300,000	—	300,000	4.0%
2023	—	—	—	—
Thereafter	—	50,000	—	50,000	7.4%
Scheduled principal payments	$283,421	$850,000	$70,000	$1,203,421	5.0%
Scheduled amortization payments	32,270	—	—	32,270	5.2%
Net discounts/premiums	(3,295)	(3,677)	—	(6,972)
Total maturities	$312,396	$846,323	$70,000	$1,228,719	5.0%
Weighted average maturity = 6.0 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended March 31, 2013	Covenant	Quarter Ended March 31, 2013	Covenant	Quarter Ended March 31, 2013	Covenant
% of Total Indebtedness to Total Assets(1)	43.2%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	11.0%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$853.8 million	≥ $673.4 million	$855.0 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	51.7%	≤ 60.0%	51.7%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	12.3%	≤ 35.0%	12.3%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.56	≥ 1.50	2.56	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.23	≥ 1.67	2.23	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.23	≥ 2.00	3.23	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	3.4%	≤ 15.0%	3.4%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	3/31/2013		12/31/2012		9/30/2012		6/30/2012		3/31/2012
Market Data

Shares Outstanding	66,485		66,437		66,325		66,321		66,309
Market Price per Share	$27.84		$26.15		$26.82		$28.45		$29.70
Equity Market Capitalization	$1,850,942		$1,737,328		$1,778,837		$1,886,832		$1,969,377

Total Debt	$1,228,719		$1,249,160		$1,308,915		$1,253,921		$1,193,047
Total Market Capitalization	$3,079,661		$2,986,488		$3,087,752		$3,140,753		$3,162,424

Total Debt to Market Capitalization	0.40	:1	0.42	:1	0.42	:1	0.40	:1	0.38	:1

Earnings to Fixed Charges(1)	1.2x		1.0x		1.3x		1.3x		1.3x
Debt Service Coverage Ratio(2)	2.7x		2.6x		2.8x		2.8x		2.7x

Dividend Data

Total Dividends Paid	$20,034		$19,928		$19,998		$28,772		$28,746
Common Dividend per Share	$0.30		$0.30		$0.30		$0.43375		$0.43375
Payout Ratio (Core FFO per share basis)	68.2%		63.8%		62.5%		90.4%		92.3%
Payout Ratio (Core FAD per share basis)	81.1%		81.1%		81.1%		111.2%		117.2%
Payout Ratio (FAD per share basis)	83.3%		85.7%		81.1%		111.2%		117.2%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Growth 2013 vs. 2012

	Three Months Ended March 31, (1)
	2013	2012	% Change	Rental Rate Growth
Cash Basis:
Multifamily	$7,783	$7,872	(1.1)%	4.1%
Office Buildings	23,784	23,848	(0.3)%	2.6%
Medical Office Buildings	6,888	7,242	(4.9)%	2.1%
Retail Centers	10,191	9,628	5.8%	4.4%
Overall Same-Store Portfolio (1)	$48,646	$48,590	0.1%	3.1%

GAAP Basis:
Multifamily	$7,943	$8,065	(1.5)%	4.0%
Office Buildings	23,820	24,115	(1.2)%	1.9%
Medical Office Buildings	6,864	7,460	(8.0)%	1.9%
Retail Centers	10,269	10,002	2.7%	3.1%
Overall Same-Store Portfolio (1)	$48,896	$49,642	(1.5)%	2.5%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston
Medical Office - 19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office - Plumtree Medical Center

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,333	$37,393	$10,734	$13,834	—	$75,294
Non same-store - acquired and in development (1)	—	1,336	294		—	1,630
Total	13,333	38,729	11,028	13,834	—	76,924
Real estate expenses
Same-store portfolio	5,390	13,573	3,870	3,565	—	26,398
Non same-store - acquired and in development (1)	—	505	188		—	693
Total	5,390	14,078	4,058	3,565	—	27,091
Net Operating Income (NOI)
Same-store portfolio	7,943	23,820	6,864	10,269	—	48,896
Non same-store - acquired and in development (1)	—	831	106	—	—	937
Total	$7,943	$24,651	$6,970	$10,269	—	$49,833

Same-store portfolio NOI GAAP basis (from above)	$7,943	$23,820	$6,864	$10,269	—	$48,896
Straight-line revenue, net for same-store properties	6	(259)	62	(45)	—	(236)
FAS 141 Min Rent	(166)	44	(60)	(89)	—	(271)
Amortization of lease intangibles for same-store properties	—	179	22	56	—	257
Same-store portfolio NOI, cash basis	$7,783	$23,784	$6,888	$10,191	—	$48,646
Reconciliation of NOI to net income
Total NOI	$7,943	$24,651	$6,970	$10,269	—	$49,833
Depreciation and amortization	(3,037)	(14,870)	(3,822)	(3,530)	(265)	(25,524)
General and administrative	—	—	—	—	(3,862)	(3,862)
Interest expense	(1,671)	(2,602)	(328)	(275)	(11,642)	(16,518)
Other income	—	—	—	—	239	239
Acquisition costs	—	—	—	—	(213)	(213)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	185		—	—	185
Gain on sale of real estate	—	—	—	—	3,195	3,195
Net income (loss)	$3,235	$7,364	$2,820	$6,464	$(12,548)	$7,335
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,996	$37,547	$10,995	$13,446	—	$74,984
Non same-store - acquired and in development (1)	—	—	230	—	—	230
Total	12,996	37,547	11,225	13,446	—	75,214

Real estate expenses
Same-store portfolio	4,931	13,432	3,535	3,444	—	25,342
Non same-store - acquired and in development (1)	—	45	164	—	—	209
Total	4,931	13,477	3,699	3,444	—	25,551

Net Operating Income (NOI)
Same-store portfolio	8,065	24,115	7,460	10,002	—	49,642
Non same-store - acquired and in development (1)	—	(45)	66	—	—	21
Total	$8,065	$24,070	$7,526	$10,002	—	$49,663

Same-store portfolio NOI GAAP basis (from above)	$8,065	$24,115	$7,460	$10,002	—	$49,642
Straight-line revenue, net for same-store properties	(2)	(519)	(139)	(337)	—	(997)
FAS 141 Min Rent	(191)	114	(89)	(86)	—	(252)
Amortization of lease intangibles for same-store properties	—	138	10	49	—	197
Same-store portfolio NOI, cash basis	$7,872	$23,848	$7,242	$9,628	—	$48,590

Reconciliation of NOI to net income
Total NOI	$8,065	$24,070	$7,526	$10,002	—	$49,663
Depreciation and amortization	(3,123)	(14,843)	(3,797)	(3,583)	(236)	(25,582)
General and administrative	—	—	—	—	(3,606)	(3,606)
Interest expense	(1,697)	(3,044)	(1,105)	(602)	(9,383)	(15,831)
Other income	—	—	—	—	244	244
Acquisition costs	—	—	—	—	(54)	(54)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	333	14	—	—	347
Net income (loss)	$3,245	$6,516	$2,638	$5,817	$(13,035)	$5,181
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

WRIT Portfolio		WRIT Portfolio
Maryland/Virginia/DC		Inside & Outside the Beltway

	Percentage of GAAP NOI		Percentage of GAAP NOI
	Q1 2013		Q1 2013
DC		Inside the Beltway
Multifamily	3.8%	Multifamily	15.1%
Office	19.4%	Office	29.5%
Medical Office	1.6%	Medical Office	2.8%
Retail	0.7%	Retail	6.0%
	25.5%		53.4%
Maryland		Outside the Beltway
Multifamily	2.4%	Multifamily	0.9%
Office	9.2%	Office	19.9%
Medical Office	3.5%	Medical Office	11.2%
Retail	14.6%	Retail	14.6%
	29.7%		46.6%
Virginia
Multifamily	9.7%	Total Portfolio	100.0%
Office	21.0%
Medical Office	8.9%
Retail	5.2%
	44.8%

Total Portfolio	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Multifamily	93.8%	94.1%	94.8%	94.8%	95.2%
Office Buildings	85.4%	84.9%	86.3%	86.0%	86.4%
Medical Office	88.4%	89.1%	88.0%	89.7%	90.5%
Retail Centers	92.4%	91.2%	92.8%	93.3%	92.9%

Overall Portfolio	89.1%	88.7%	89.8%	89.9%	90.2%

	Physical Occupancy - All Properties
Sector	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Multifamily	93.8%	94.1%	94.8%	94.8%	95.2%
Office Buildings	85.4%	84.5%	86.2%	85.8%	86.3%
Medical Office	85.2%	85.6%	85.0%	86.4%	87.1%
Retail Centers	92.4%	91.2%	92.8%	93.3%	92.9%

Overall Portfolio	88.6%	88.1%	89.2%	89.3%	89.7%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston
Medical Office - 19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office - Plumtree Medical Center

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Multifamily	93.1%	93.5%	94.1%	94.1%	94.0%
Office Buildings	86.0%	86.6%	87.3%	87.2%	87.8%
Medical Office Buildings	89.7%	91.0%	91.6%	92.3%	93.5%
Retail Centers	91.6%	92.9%	94.3%	93.7%	94.3%

Overall Portfolio	88.7%	89.5%	90.3%	90.2%	90.8%

	Economic Occupancy - All Properties
Sector	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Multifamily	93.1%	93.5%	94.1%	94.1%	94.0%
Office Buildings	85.6%	86.0%	87.1%	87.1%	87.8%
Medical Office Buildings	87.6%	88.7%	89.3%	90.0%	90.8%
Retail Centers	91.6%	92.9%	94.3%	93.7%	94.3%

Overall Portfolio	88.2%	88.8%	89.8%	89.8%	90.3%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston
Medical Office - 19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office - Plumtree Medical Center

Disposition Summary March 31, 2013 ($'s in thousands)
0, 2012

Disposition Summary
	Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
The Atrium Building	March 19, 2013	Office	79,000	$15,750	$3,195

Commercial Leasing Summary - New Leases

	1st Quarter 2013		4th Quarter 2012		3rd Quarter 2012		2nd Quarter 2012		1st Quarter 2012
Gross Leasing Square Footage
Office Buildings	65,566		76,252		46,351		73,877		51,615
Medical Office Buildings	15,629		15,083		17,105		11,334		15,091
Retail Centers	46,100		14,419		7,857		45,584		—
Total	127,295		105,754		71,313		130,795		66,706
Weighted Average Term (yrs)
Office Buildings	8.5		8.6		6.6		7.9		8.0
Medical Office Buildings	7.2		9.3		9.1		8.4		5.0
Retail Centers	7.3		8.0		8.4		9.0		—
Total	7.9		8.6		7.4		8.3		7.3

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$29.14	$30.36	$30.72	$31.19	$32.63	$33.45	$33.73	$35.06	$30.79	$32.06
Medical Office Buildings	33.53	35.53	30.85	32.40	26.10	26.59	32.81	35.85	28.55	29.50
Retail Centers	10.26	10.26	18.49	18.59	21.39	21.74	26.27	26.45	—	—
Total	$22.84	$23.72	$29.22	$29.79	$29.83	$30.51	$31.05	$32.13	$30.28	$31.48

Rate on new leases
Office Buildings	$31.96	$28.86	$35.41	$31.66	$37.20	$33.72	$41.78	$37.91	$36.20	$32.64
Medical Office Buildings	36.67	33.94	31.30	27.69	27.46	24.79	37.64	33.44	28.57	26.91
Retail Centers	19.12	19.04	16.74	15.35	33.21	30.17	26.98	24.91	—	—
Total	$27.89	$25.93	$32.61	$29.22	$34.43	$31.18	$36.26	$32.99	$34.47	$31.34

Percentage Increase
Office Buildings	9.7%	(4.9)%	15.3%	1.5%	14.0%	0.8%	23.9%	8.1%	17.6%	1.8%
Medical Office Buildings	9.4%	(4.5)%	1.5%	(14.5)%	5.2%	(6.8)%	14.7%	(6.7)%	0.1%	(8.8)%
Retail Centers	86.3%	85.5%	(9.5)%	(17.4)%	55.2%	38.8%	2.7%	(5.8)%	—%	—%
Total	22.1%	9.3%	11.6%	(1.9)%	15.4%	2.2%	16.8%	2.7%	13.8%	(0.4)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,941,901	$44.87	$3,186,650	$41.79	$1,858,979	$40.11	$3,703,963	$50.14	$2,470,740	$47.87
Medical Office Buildings	513,774	32.87	652,831	43.28	863,148	50.46	558,491	49.28	347,328	23.02
Retail Centers	2,307,500	50.05	168,500	11.69	120,000	15.27	1,436,054	31.50	—	—
Subtotal	$5,763,175	$45.27	$4,007,981	$37.90	$2,842,127	$39.85	$5,698,508	$43.57	$2,818,068	$42.25
Leasing Commissions and Incentives
Office Buildings	$2,041,020	$31.13	$1,569,078	$20.58	$1,113,305	$24.02	$2,569,373	$34.78	$1,542,133	$29.88
Medical Office Buildings	223,311	14.29	327,649	21.72	212,409	12.42	155,136	13.69	117,431	7.78
Retail Centers	303,796	6.59	64,839	4.50	72,182	9.19	215,503	4.73	—	—
Subtotal	$2,568,127	$20.18	$1,961,566	$18.55	$1,397,896	$19.60	$2,940,012	$22.48	$1,659,564	$24.88
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$4,982,921	$76.00	$4,755,728	$62.37	$2,972,284	$64.13	$6,273,336	$84.92	$4,012,873	$77.75
Medical Office Buildings	737,085	47.16	980,480	65.00	1,075,557	62.88	713,627	62.97	464,759	30.80
Retail Centers	2,611,296	56.64	233,339	16.19	192,182	24.46	1,651,557	36.23	—	—
Total	$8,331,302	$65.45	$5,969,547	$56.45	$4,240,023	$59.45	$8,638,520	$66.05	$4,477,632	$67.13

Commercial Leasing Summary - Renewal Leases

	1st Quarter 2013		4th Quarter 2012		3rd Quarter 2012		2nd Quarter 2012		1st Quarter 2012
Gross Leasing Square Footage
Office Buildings	192,943		76,772		99,101		44,425		84,619
Medical Office Buildings	21,294		27,997		26,661		20,477		54,080
Retail Centers	46,124		59,969		24,269		51,742		12,574
Total	260,361		164,738		150,031		116,644		151,273
Weighted Average Term (yrs)
Office Buildings	2.7		3.9		3.9		4.0		4.2
Medical Office Buildings	5.0		6.2		5.5		4.4		5.4
Retail Centers	4.8		5.0		3.5		5.5		8.3
Total	3.3		4.7		4.1		4.8		5.0

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$29.74	$31.56	$29.50	$30.46	$32.51	$34.52	$30.45	$32.60	$27.85	$29.24
Medical Office Buildings	37.92	40.11	34.83	37.61	35.00	36.98	36.81	39.61	28.24	29.75
Retail Centers	28.27	29.13	19.73	19.97	39.16	40.36	15.86	16.48	14.13	14.13
Total	$30.15	$31.83	$26.85	$27.85	$34.03	$35.90	$24.57	$26.11	$26.85	$28.17

Rate on new leases
Office Buildings	$31.81	$31.40	$31.94	$30.90	$35.95	$34.43	$33.80	$32.25	$29.22	$27.95
Medical Office Buildings	39.34	37.20	37.04	34.30	37.04	34.56	39.15	37.29	30.33	28.29
Retail Centers	30.40	29.32	21.48	21.15	42.86	41.65	18.00	16.83	15.13	14.24
Total	$32.18	$31.51	$29.00	$27.93	$37.26	$35.62	$27.20	$25.78	$28.45	$26.93

Percentage Increase
Office Buildings	7.0%	(0.5)%	8.3%	1.5%	10.6%	(0.3)%	11.0%	(1.1)%	4.9%	(4.4)%
Medical Office Buildings	3.7%	(7.2)%	6.4%	(8.8)%	5.9%	(6.6)%	6.3%	(5.9)%	7.4%	(4.9)%
Retail Centers	7.5%	0.7%	8.9%	6.0%	9.5%	3.2%	13.5%	2.1%	7.1%	0.8%
Total	6.7%	(1.0)%	8.0%	0.3%	9.5%	(0.8)%	10.7%	(1.3)%	5.9%	(4.4)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,035,279	$5.37	$801,452	$10.44	$1,155,918	$11.66	$575,040	$12.94	$467,573	$5.53
Medical Office Buildings	189,280	8.89	520,981	18.61	347,034	13.02	225,037	10.99	873,239	16.15
Retail Centers	—	—	—	—	—	—	33,000	0.64	—	—
Subtotal	$1,224,559	$4.70	$1,322,433	$8.03	$1,502,952	$10.02	$833,077	$7.14	$1,340,812	$8.86
Leasing Commissions and Incentives
Office Buildings	$454,823	$2.35	$377,421	$4.92	$1,047,935	$10.57	$285,263	$6.42	$821,419	$9.71
Medical Office Buildings	125,097	5.87	290,596	10.38	219,670	8.24	76,987	3.76	248,183	4.59
Retail Centers	75,176	1.63	29,104	0.49	23,021	0.95	41,593	0.80	9,232	0.73
Subtotal	$655,096	$2.52	$697,121	$4.23	$1,290,626	$8.60	$403,843	$3.46	$1,078,834	$7.13
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$1,490,102	$7.72	$1,178,873	$15.36	$2,203,853	$22.23	$860,303	$19.36	$1,288,992	$15.24
Medical Office Buildings	314,377	14.76	811,577	28.99	566,704	21.26	302,024	14.75	1,121,422	20.74
Retail Centers	75,176	1.63	29,104	0.49	23,021	0.95	74,593	1.44	9,232	0.73
Total	$1,879,655	$7.22	$2,019,554	$12.26	$2,793,578	$18.62	$1,236,920	$10.60	$2,419,646	$15.99

10 Largest Tenants - Based on Annualized Rent March 31, 2013

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	27	5.11%	210,354	2.92%
Advisory Board Company	1	74	2.88%	180,925	2.51%
Booz Allen Hamilton, Inc.	1	34	2.35%	222,989	3.10%
Engility Corporation	1	54	2.25%	140,400	1.95%
INOVA Health System	7	36	2.08%	114,917	1.60%
Patton Boggs LLP	1	49	2.05%	110,566	1.54%
Sunrise Assisted Living, Inc.	1	15	1.66%	115,289	1.60%
General Services Administration	4	50	1.33%	66,170	0.92%
General Dynamics	2	15	1.22%	88,359	1.23%
Epstein, Becker & Green, P.C.	1	45	1.14%	53,427	0.74%
Total/Weighted Average		40	22.07%	1,303,396	18.11%

Industry Diversification March 31, 2013

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$70,869,171	32.68%	2,208,947	30.78%
Ambulatory Health Care Services	39,095,068	18.03%	1,125,728	15.69%
Credit Intermediation and Related Activities	17,157,266	7.91%	328,478	4.58%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	8,839,065	4.08%	252,180	3.51%
Food Services and Drinking Places	8,160,417	3.76%	265,936	3.71%
Educational Services	6,083,749	2.81%	202,416	2.82%
Food and Beverage Stores	6,014,157	2.77%	339,366	4.73%
Executive, Legislative, and Other General Government Support	5,884,246	2.71%	169,583	2.36%
Administrative and Support Services	4,379,230	2.02%	120,100	1.67%
Nursing and Residential Care Facilities	3,847,552	1.77%	121,649	1.70%
Health and Personal Care Stores	3,573,142	1.65%	105,503	1.47%
Broadcasting (except Internet)	3,270,154	1.51%	89,702	1.25%
Miscellaneous Store Retailers	3,108,068	1.43%	167,668	2.34%
Furniture and Home Furnishings Stores	3,057,391	1.41%	154,256	2.15%
Electronics and Appliance Stores	2,917,375	1.35%	166,290	2.32%
Sporting Goods, Hobby, Book, and Music Stores	2,837,386	1.31%	171,094	2.38%
Personal and Laundry Services	2,753,530	1.27%	84,633	1.18%
Clothing and Clothing Accessories Stores	2,704,361	1.25%	135,625	1.89%
Amusement, Gambling, and Recreation Industries	1,982,321	0.91%	99,338	1.38%
Hospitals	1,884,459	0.87%	50,376	0.70%
General Merchandise Stores	1,875,727	0.87%	221,503	3.09%
Real Estate	1,436,801	0.66%	44,355	0.62%
Publishing Industries (except Internet)	1,372,915	0.63%	46,655	0.65%
Telecommunications	1,326,962	0.61%	35,227	0.49%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	1,228,696	0.57%	41,951	0.58%
Printing and Related Support Activities	1,207,035	0.56%	48,775	0.68%

Industry Diversification (continued) March 31, 2013

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Computer and Electronic Product Manufacturing	1,202,988	0.56%	41,689	0.58%
Transportation Equipment Manufacturing	791,160	0.37%	28,851	0.40%
Construction of Buildings	768,089	0.35%	26,274	0.37%
Insurance Carriers and Related Activities	646,148	0.30%	21,592	0.30%
Merchant Wholesalers, Durable Goods	626,953	0.29%	37,275	0.52%
Social Assistance	590,960	0.27%	19,241	0.27%
Motor Vehicle and Parts Dealers	541,836	0.25%	32,256	0.45%
Merchant Wholesalers, Nondurable Goods	453,827	0.21%	27,786	0.39%
Other	4,337,293	2.00%	144,541	2.00%
Total	216,825,498	100.00%	7,176,839	100.00%

Lease Expirations March 31, 2013

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2013	82	323,670	7.75%	$10,086,317	$31.16	6.51%
2014	101	893,860	21.39%	30,761,075	34.41	19.85%
2015	94	541,631	12.96%	22,245,205	41.07	14.36%
2016	84	577,898	13.83%	18,283,724	31.64	11.80%
2017	68	509,789	12.20%	20,026,447	39.28	12.92%
2018 and thereafter	168	1,331,741	31.87%	53,549,890	40.21	34.56%
	597	4,178,589	100.00%	$154,952,658	37.08	100.00%
Medical Office:
2013	46	137,131	12.36%	$4,803,310	35.03	10.76%
2014	53	157,709	14.21%	6,184,316	39.21	13.85%
2015	32	88,185	7.95%	3,559,891	40.37	7.97%
2016	46	146,900	13.24%	5,741,354	39.08	12.86%
2017	42	129,789	11.70%	5,283,624	40.71	11.83%
2018 and thereafter	116	449,997	40.54%	19,074,686	42.39	42.73%
	335	1,109,711	100.00%	$44,647,181	40.23	100.00%
Retail:
2013	39	290,404	13.70%	$3,944,199	13.58	8.47%
2014	42	142,382	6.72%	3,238,974	22.75	6.95%
2015	47	344,561	16.26%	7,026,376	20.39	15.09%
2016	25	199,264	9.40%	4,199,335	21.07	9.02%
2017	37	236,367	11.15%	6,612,610	27.98	14.20%
2018 and thereafter	102	906,121	42.77%	21,557,958	23.79	46.27%
	292	2,119,099	100.00%	$46,579,452	21.98	100.00%
Total:
2013	167	751,205	10.14%	$18,833,826	25.07	7.65%
2014	196	1,193,951	16.12%	40,184,365	33.66	16.32%
2015	173	974,377	13.15%	32,831,472	33.69	13.34%
2016	155	924,062	12.48%	28,224,413	30.54	11.47%
2017	147	875,945	11.83%	31,922,681	36.44	12.97%
2018 and thereafter	386	2,687,859	36.28%	94,182,534	35.04	38.25%
	1,224	7,407,399	100.00%	$246,179,291	33.23	100.00%
Note: Lease expiration data exclude properties classified as sold or held for sale.
* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties March 31, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	100,000
51 Monroe Street	Rockville, MD	1979	1975	212,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	202,000
1220 19th Street	Washington, DC	1995	1976	103,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	167,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	528,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
Wayne Plaza	Silver Spring, MD	2000	1970	96,000
Courthouse Square	Alexandria, VA	2000	1979	115,000
One Central Plaza	Rockville, MD	2001	1974	267,000
1776 G Street	Washington, DC	2003	1979	263,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	135,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	277,000
Monument II	Herndon, VA	2007	2000	207,000
Woodholme Center	Pikesville, MD	2007	1989	74,000
2000 M Street	Washington, DC	2007	1971	228,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	188,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	344,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	138,000
Subtotal				4,747,000

Schedule of Properties (continued) March 31, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	73,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	93,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	89,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	53,000
Alexandria Professional Center	Alexandria, VA	2006	1968	117,000
9707 Medical Center Drive	Rockville, MD	2006	1994	39,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
15005 Shady Grove Road	Rockville, MD	2006	2002	51,000
2440 M Street	Washington, DC	2007	1986/2006	113,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	130,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	53,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)	Leesburg, VA	2009	2009	87,000
Subtotal				1,297,000

Schedule of Properties (continued) March 31, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	73,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	195,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	198,000
Subtotal				2,445,000

Multifamily Buildings / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Subtotal (2,540 units)				2,137,000

TOTAL				10,626,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions March 31, 2013

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) severance expense related to corporate reorganization and related to the CEO's retirement and (4) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to the CEO's retirement not already excluded from FAD and (4) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.
Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.
Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.